UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

Vanguard® Explorer™ Fund
October 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
11	YOUR FUND'S AFTER-TAX RETURNS
12	ABOUT YOUR FUND'S EXPENSES
14	FINANCIAL STATEMENTS

SUMMARY
•	The Investor Shares of Vanguard Explorer Fund posted a 2004 fiscal-year return of 6.1%, well ahead of the return of the average small-capitalization growth fund.
•	Across the stock market, returns were tepid compared with the 2003 fiscal period.
•	Astute stock selection in the consumer discretionary and health care sectors contributed significantly to the fund's performance. Technology holdings were the most notable laggards.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

The Explorer Fund had a 2004 fiscal year that was quite different from its 2003 fiscal year. For the 12 months ended October 31, Explorer returned 6.1% for Investor Shares and 6.2% for Admiral Shares. Although these gains were modest compared with last year’s return of more than 40%, the fund held up quite well in fiscal 2004 compared with its performance yardsticks.

The fund’s returns were in line with the result of small growth stocks in general, as measured by the Russell 2500 Growth Index, and surpassed the return of the average peer fund by 3.6 percentage points. Numerous strongly performing stock selections accounted for the fund’s success.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard Explorer Fund
Investor Shares	6.1%
Admiral Shares	6.2
Russell 2500 Growth Index	6.1
Average Small-Cap Growth Fund*	2.5
Dow Jones Wilshire 5000 Index	10.0

*Derived from data provided by Lipper Inc.

The adjacent table presents the total returns (capital change plus reinvested distributions) for Explorer’s Investor and Admiral Shares as well as for the fund’s comparative measures and the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. The table on page 6 shows the change in the fund’s net asset values over the period. If your fund investment is a taxable account, you may wish to see page 11 for a report on the fund’s after-tax returns.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

latter half of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the Dow Jones Wilshire 5000 Index returned 10.0%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The T-bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

RETAIL AND HEALTH STOCKS FLOURISHED; TECH STOCKS LAGGED

The fund’s performance in the 12 months ended October 31, 2004, reflected a cooling of the speculative fervor that developed among stock investors during the 2003 fiscal year. While smaller, riskier securities—most notably technology stocks—dominated the prior period, they were spurned in fiscal 2004 as investors refocused on reasonably valued companies with good earnings records. The fund had modest returns for both halves of the period, rising 3.7% in the first six months and 2.3% in the second. Nine of the 12 sectors in which Explorer invests had positive 12-month returns; seven of the nine posted double-digit gains.

The fund’s best-performing stocks were in the consumer discretionary and health care sectors. Consumer discretionary issues, which accounted for nearly 25% of Explorer’s assets on average, contributed 2.6 percentage points of the fund’s 6.1% return. Many of the sector’s retailers posted excellent results, as consumer spending stayed healthy and earnings rose despite lingering concerns over the economy’s strength. The fund’s health care holdings (nearly 19% of assets on average) also turned in very good results in the aggregate, contributing 2 percentage points to the total return. Among this sector’s strong performers were numerous biotechnology concerns and makers of medical devices. More modest gains came from the “other energy” sector—which was bolstered by high oil prices—as well as from the financial services and materials & processing sectors.

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index(Large-caps)	9.3%	4.5%	-1.6%
Russell 2000 Index(Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	19.7	11.6	0.4

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

On the other side of the coin, the fund’s stake in technology (20% of assets on average) was a drain on performance, erasing nearly 3 percentage points from the overall return. Explorer’s tech holdings posted a disappointing –13.4% return, almost a percentage point worse than the return of the index sector. While there were some good performers among the fund’s tech stocks, the majority saw declines. Small-cap tech issues were vulnerable to the market’s shifting sentiment in the period, as investors turned away from companies that lacked proven products, competitive market positions, and solid fundamentals.

The Explorer Fund’s five advisors make it a priority to emphasize reasonable stock valuations. They are not willing to pay a premium for growth potential alone. This “growth at a reasonable price” philosophy benefited the fund once again during fiscal 2004. In our view, the multi-advisor structure provides a valuable diversification of strategy, allowing Explorer to benefit from the strengths of each manager’s approach as the advisors search out the best holdings to meet the fund’s objective. (The table below shows the percentage of assets managed by each advisor at the fiscal year-end.)

TEN-YEAR RECORD: THE FUND ECLIPSES ITS BENCHMARKS

It is imprudent to judge the relative success of a fund by one-year performance figures; short-term volatility can make comparisons unfair and meaningless. However, a look at longer-term results sheds light on the enduring character of a fund and helps balance the inevitable “bad” years with the “good” years.

As the table on page 5 shows, the Explorer Fund has an impressive performance record for the past decade. In the first column, the table shows the annualized returns for your fund, its benchmarks, and the broad U.S. stock market. In the second, it shows the growth of hypothetical $10,000 investments made in each at the start of the period.

Fund Assets Managed	October 31, 2004
	$ Million	Percentage

Grantham, Mayo, Van Otterloo & Co. LLC	$2,378	29%
Vanguard Quantitative Equity Group	2,048	24
Granahan Investment Management, Inc.	1,836	22
Wellington Management Company, LLP	1,281	15
Chartwell Investment Partners	632	7
Cash Investments*	288	3

Total	$8,463	100%

*	These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Your fund’s advantage is clear. While a $10,000 investment in the Russell 2500 Growth Index would have increased to $21,942, the same investment in Explorer would have reached $28,282, an advantage of 2.8 percentage points annually and a surplus of $6,340 over ten years. This is a notable accomplishment, given that indexes lack the real-world operating and transaction costs that mutual funds incur. Your fund also outpaced the gains of both the average competing fund and the broad market.

KEEP THINGS SIMPLE THROUGH ALL TYPES OF MARKETS

The Explorer Fund invests in a very unpredictable segment of the stock market. However, the time-tested strategies of its investment advisors remain steadfast through bull and bear markets alike, an approach that clearly has benefited the fund over the years. Likewise, you can weather the markets’ uncertainties by sticking with a well-planned strategy.

Total Returns		Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Explorer Fund
Investor Shares	11.0%	$28,282
Russell 2500 Growth Index	8.2	21,942
Average Small-Cap
Growth Fund	10.4	27,013
Dow Jones Wilshire
5000 Index	10.7	27,743

At Vanguard, we believe that investors should choose a portfolio of diversified stock, bond, and money market funds in proportions determined by their unique goals, circumstances, and risk tolerance. Such a balanced strategy enables you to benefit from the gains of whichever asset class happens to be leading the market, while it gives you some cushioning from the weaknesses of the other asset classes. As one element of such a diversified portfolio, the Explorer Fund can play a valuable role.

We appreciate the trust you place in Vanguard every day.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFfiCER

NOVEMBER 15, 2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Explorer Fund
Investor Shares	$63.17	$67.01	$0.00	$0.00
Admiral Shares	58.71	62.37	0.00	0.00

As of 10/31/2004	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

EXPLORER FUND

Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	961	1,665	5,004
Median Market Cap	$1.7B	$1.7B	$26.2B
Price/Earnings Ratio	25.0x	27.6x	22.0x
Price/Book Ratio	2.9x	3.4x	2.7x
Yield		0.5%	1.6%
Investor Shares	0.0%
Admiral Shares	0.1%
Return on Equity	11.9%	13.3%	15.8%
Earnings Growth Rate	14.4%	16.0%	7.4%
Foreign Holdings	2.1%	0.0%	0.9%
Turnover Rate	82%	—	—
Expense Ratio		—	—
Investor Shares	0.57%
Admiral Shares	0.43%
Short-Term Reserves	3%	—	—

Volatility Measures	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.82	1.00
Beta	0.96	1.00	1.17	1.00

Sector Diversification (% of portfolio)	Fund	Comparative Index*	Broad Index**

Auto & Transportation	4%	4%	3%
Consumer Discretionary	24	25	16
Consumer Staples	1	1	6
Financial Services	11	13	23
Health Care	18	19	12
Integrated Oils	0	0	4
Other Energy	6	4	3
Materials & Processing	5	6	4
Producer Durables	8	8	4
Technology	17	19	14
Utilities	2	1	7
Other	1	0	4

Short-Term Reserves	3%	—	—

Ten Largest Holdings (% of total net assets)
Nextel Partners, Inc.	0.7%
(telecommunications)
Alliance Data Systems Corp.	0.6
(financial services)
Foot Locker, Inc.	0.6
(retail)
Bausch & Lomb, Inc.	0.6
(medical)
Urban Outfitters, Inc.	0.6
(retail)
MSC Industrial Direct Co., Inc. Class A	0.6
(industrial manufacturing)
Acxiom Corp.	0.5
(business services)
Brunswick Corp.	0.4
(automotive and transport)
American Eagle Outfitters, Inc.	0.4
(retail)
Cooper Cos., Inc.	0.4
(health care)

Top Ten	5.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 2500 Growth Index. **Dow Jones Wilshire 5000 Index.	Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 10/31/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EXPLORER FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Explorer Fund Investor Shares	6.08%	9.09%	10.96%	$28,282
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Russell 2500 Growth Index	6.14	1.13	8.18	21,942
Average Small-Cap Growth Fund*	2.52	2.51	10.45	27,013

	One Year	Since Inception**	Final Value of a $250,000 Investment

Explorer Fund Admiral Shares	6.23%	7.84%	$312,771
Dow Jones Wilshire 5000 Index	10.00	4.14	281,958
Russell 2500 Growth Index	6.14	5.58	293,735

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

*Derived from data provided by Lipper Inc.
**November 12, 2001.
Note: See Financial Highlights tables on pages 29 and 30 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Explorer Fund
Investor Shares	12/11/1967	12.56%	9.11%	10.38%	0.33%	10.71%
Admiral Shares	11/12/2001	12.72	7.13 *	—	—	—

*Return since inception

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years
Explorer Fund Investor Shares
Returns Before Taxes	6.08%	9.09%	10.96%
Returns After Taxes on Distributions	6.08	6.97	8.94
Returns After Taxes on Distributions and Sale of Fund Shares	3.95	6.67	8.51

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004
Explorer Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,022.90	$2.70
Admiral Shares	1,000.00	1,023.47	2.14
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.47	$2.69
Admiral Shares	1,000.00	1,023.03	2.14

*	The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.53% for Investor Shares and 0.42% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Small-Cap Growth Fund

Explorer Fund	0.57%	0.43%	1.78%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Explorer Fund	Shares	Market Value^ (000)
COMMON STOCKS (92.5%)(1)

Auto & Transportation (3.6%)
C.H. Robinson Worldwide, Inc.	628,500	$33,901
J.B. Hunt Transport Services, Inc.	555,800	22,710
CNF Inc.	505,400	22,126
Polaris Industries, Inc.	371,001	22,019
*AMR Corp.	2,282,900	17,624
Heartland Express, Inc.	812,940	16,633
Oshkosh Truck Corp.	276,300	16,274
Tidewater Inc.	504,800	15,613
*Landstar System, Inc.	229,160	15,569
Visteon Corp.	1,964,200	13,965
*Swift Transportation Co., Inc.	690,972	13,059
*AirTran Holdings, Inc.	1,071,700	12,453
Winnebago Industries, Inc.	322,700	10,133
Thor Industries, Inc.	291,500	8,107
Dana Corp.	458,200	6,832
*EGL, Inc.	211,085	6,750
*Navistar International Corp.	178,299	6,160
*Wabash National Corp.	228,800	5,624
Overseas Shipholding Group Inc.	87,800	5,000
*ExpressJet Holdings, Inc.	434,500	4,832
Fairmont Hotels & Resorts, Inc.	137,885	3,913
*Old Dominion Freight Line, Inc.	135,500	3,797
*Tenneco Automotive, Inc.	294,800	3,756
*Genesee & Wyoming Inc.
Class A	141,900	3,593
*Mesa Air Group Inc.	521,200	2,992
*Knight Transportation, Inc.	124,900	2,934
Monaco Coach Corp.	154,200	2,737
Superior Industries
International, Inc.	100,000	2,727
*Yellow Roadway Corp.	55,400	2,659
Florida East Coast
Industries, Inc. Class A	68,500	2,593

		307,085

	Shares	Market Value^ (000)

Consumer Discretionary (22.7%)
Advertising Agencies (1.2%)
Catalina Marketing Corp.	1,212,200	$31,044
*ValueClick, Inc.	2,309,462	21,455
*Lamar Advertising Co. Class A	363,770	15,067
ADVO, Inc.	446,700	14,272
*R.H. Donnelley Corp.	132,300	7,177
*Valassis Communications, Inc.	117,000	4,022
Harte-Hanks, Inc.	104,400	2,687
*Ventiv Health, Inc.	148,800	2,574
*aQuantive, Inc.	120,528	1,079
Cable Television Services (0.4%)
*Astro All Asia Networks PLC	7,458,300	10,206
*TiVo Inc.	1,421,800	9,562
*Insight Communications Co., Inc.	961,500	8,134
*Charter Communications, Inc.	714,400	1,800
Casinos & Gambling (1.4%)
Station Casinos, Inc.	431,850	22,003
*Argosy Gaming Co.	437,000	17,301
Mandalay Resort Group	170,200	11,710
*Caesars Entertainment, Inc.	647,600	11,592
*Aztar Corp.	365,000	11,297
*Shuffle Master, Inc.	254,100	10,695
*Scientific Games Corp.	368,735	7,810
Ameristar Casinos, Inc.	155,691	5,406
*WMS Industries, Inc.	168,025	4,915
*Isle of Capri Casinos, Inc.	207,230	4,694
Boyd Gaming Corp.	102,400	3,429
GTECH Holdings Corp.	120,700	2,857
*Multimedia Games Inc.	177,000	2,336
Harrah's Entertainment, Inc.	22,650	1,326
*MTR Gaming Group Inc.	126,000	1,134
Commercial Information Services (0.2%)
*Ask Jeeves, Inc.	371,615	9,580
*ProQuest Co.	181,100	4,719
*infoUSA Inc.	217,128	2,274
Communications & Media
*Gemstar-TV Guide
International, Inc.	474,800	2,730
*Entravision Communications Corp.	61,600	496
Consumer Electronics (0.9%)
Harman International
Industries, Inc.	162,100	19,481
*InfoSpace, Inc.	282,990	14,857
*Earthlink, Inc.	859,400	8,878
*iVillage Inc.	1,720,400	8,817
*Take-Two Interactive
Software, Inc.	186,660	$6,152
*Activision, Inc.	342,800	4,964
*United Online, Inc.	481,321	4,520
*CNET Networks, Inc.	327,296	2,674
*NetFlix.com, Inc.	160,900	1,524
*THQ Inc.	20,000	378
Consumer Products (0.4%)
Matthews International Corp.	121,042	4,056
Tupperware Corp.	237,100	3,957
Blyth, Inc.	129,400	3,891
*The Yankee Candle Co., Inc.	132,000	3,656
*Jarden Corp.	101,500	3,565
Oakley, Inc.	239,100	3,037
The Nautilus Group, Inc.	137,950	2,711
The Topps Co., Inc.	211,900	2,136
*RC2 Corp.	66,400	1,850
Alberto-Culver Co. Class B	21,500	964
Cosmetics (0.2%)
*Helen of Troy Ltd.	441,800	11,730
Nu Skin Enterprises, Inc.	213,900	4,137
Education--Services (0.4%)
*ITT Educational Services, Inc.	406,500	15,451
*Education Management Corp.	458,093	12,286
*Bright Horizons Family
Solutions, Inc.	83,000	5,254
*Laureate Education Inc.	112,157	4,399
Strayer Education, Inc.	6,644	645
Electrical--Household Appliances (0.1%)
Maytag Corp.	283,200	4,928
Entertainment (0.6%)
*AMC Entertainment, Inc.	907,100	17,425
*LodgeNet Entertainment Corp.	799,800	10,837
Movie Gallery, Inc.	513,686	8,311
*Gaylord Entertainment Co.	180,800	6,059
*Hollywood Entertainment Corp.	414,900	4,033
Funeral Parlors & Cemeteries
*Service Corp. International	449,700	2,973
Hotel/Motel (0.4%)
The Marcus Corp.	563,600	11,982
Hilton Hotels Corp.	544,790	10,841
Intrawest Corp.	361,300	7,027
*Wynn Resorts Ltd.	49,100	2,855
Choice Hotel International, Inc.	55,100	2,750

Explorer Fund	Shares	Market Value^ (000)

Household Equipment & Products
The Stanley Works	78,800	$3,508
Household Furnishings (0.3%)
Furniture Brands
International Inc.	557,400	12,157
Ethan Allen Interiors, Inc.	105,200	4,007
American Woodmark Corp.	79,600	2,960
*Select Comfort Corp.	138,400	2,369
Jewelry, Watches & Gems (0.2%)
*Fossil, Inc.	483,850	14,399
Tiffany & Co.	69,475	2,038
Leisure Time (0.3%)
*Penn National Gaming, Inc.	362,920	15,072
SCP Pool Corp.	290,800	8,488
Callaway Golf Co.	344,200	3,590
*Steiner Leisure Ltd.	51,074	1,246
Miscellaneous Business & Consumer Discretionary (0.1%)
Techtronic Industries
Co. Ltd. ADR	1,247,400	12,420
Publishing--Miscellaneous (0.3%)
*Playboy Enterprises, Inc.
Class B	1,037,000	11,511
*(2) Hollywood Media Corp.	1,825,023	6,570
R.R. Donnelley & Sons Co.	172,800	5,435
Reader's Digest Association, Inc.	156,900	2,209
John Wiley & Sons Class A	47,000	1,525
Advanced Marketing Services	16,200	170
Publishing--Newspapers (0.1%)
Hollinger International, Inc.	309,600	5,526
*Journal Register Co.	64,000	1,203
Radio & Television Broadcasters (0.5%)
*XM Satellite Radio Holdings, Inc.	552,300	17,850
World Wrestling
Entertainment, Inc.	561,003	6,956
*Radio One, Inc. Class D	299,825	4,404
Sinclair Broadcast Group, Inc.	561,720	3,932
*Cumulus Media Inc.	199,982	3,250
*Emmis Communications, Inc.	154,361	2,887
*Salem Communications Corp.	54,900	1,373
Gray Television, Inc.	86,900	1,154
*Beasley Broadcast Group, Inc.	9,800	161
Rent & Lease Services--Consumer (0.1%)
*Rent-A-Center, Inc.	255,300	6,125
Aaron Rents, Inc. Class B	258,175	5,602
Restaurants (1.6%)
*Rare Hospitality International Inc.	680,588	$18,859
*CEC Entertainment Inc.	474,050	18,023
Applebee's International, Inc.	592,571	13,552
Ruby Tuesday, Inc.	485,500	11,992
Outback Steakhouse	298,065	11,800
*California Pizza Kitchen, Inc.	410,800	9,087
*Jack in the Box Inc.	246,100	8,212
*Papa John's International, Inc.	242,578	7,830
*Sonic Corp.	266,150	7,247
*The Cheesecake Factory	165,100	7,167
*CKE Restaurants Inc.	469,100	5,662
*Brinker International, Inc.	167,800	5,420
CBRL Group, Inc.	106,589	3,865
*Red Robin Gourmet Burgers	81,342	3,393
Darden Restaurants Inc.	114,100	2,795
*Ryan's Restaurant Group, Inc.	56,750	794
*Texas Roadhouse, Inc.	21,600	497
Retail (7.5%)
Foot Locker, Inc.	2,043,900	49,871
*Urban Outfitters, Inc.	1,177,300	48,269
MSC Industrial Direct Co., Inc.
Class A	1,405,674	47,990
American Eagle Outfitters, Inc.	851,900	34,826
Claire's Stores, Inc.	1,054,200	27,430
*Pacific Sunwear of
California, Inc.	1,050,925	24,634
Fastenal Co.	359,100	19,833
*Dick's Sporting Goods, Inc.	516,905	18,609
*Electronics Boutique
Holdings Corp.	526,510	17,975
*Hibbett Sporting Goods, Inc.	771,050	17,241
Nordstrom, Inc.	364,600	15,743
*Hot Topic, Inc.	761,500	15,656
*Chico's FAS, Inc.	387,900	15,528
*Aeropostale, Inc.	489,650	15,448
Abercrombie & Fitch Co.	382,995	15,006
*O'Reilly Automotive, Inc.	344,600	14,838
Borders Group, Inc.	620,000	14,130
*Fisher Scientific
International Inc.	240,856	13,816
*Insight Enterprises, Inc.	709,910	13,172
CDW Corp.	188,270	11,678
*Men's Wearhouse, Inc.	360,300	11,198
Fred's, Inc.	615,000	10,781
*Genesco, Inc.	380,400	9,738
*Global Imaging Systems, Inc.	275,678	9,704
*United Natural Foods, Inc.	355,337	9,662
*Advance Auto Parts, Inc.	216,200	8,458
bebe stores, inc	273,750	8,451

	Shares	Market Value^ (000)

The Neiman Marcus
Group, Inc. Class A	129,600	$7,884
Michaels Stores, Inc.	263,200	7,659
*Tuesday Morning Corp.	225,000	7,344
PETsMART, Inc.	217,380	6,952
*Barnes & Noble, Inc.	197,099	6,557
*A.C. Moore Arts & Crafts, Inc.	233,500	6,016
*GameStop Corp.	282,000	5,524
*PETCO Animal Supplies, Inc.	147,100	5,262
*Jos. A. Bank Clothiers, Inc.	161,625	5,130
*The Children's Place
Retail Stores, Inc.	159,203	4,915
Pier 1 Imports Inc.	266,200	4,778
*Priceline.com, Inc.	224,890	4,484
*BJ's Wholesale Club, Inc.	149,900	4,352
*Tractor Supply Co.	112,500	4,082
*AnnTaylor Stores Corp.	167,500	3,762
*Guitar Center, Inc.	82,800	3,695
*Sharper Image Corp.	158,600	3,247
*Too Inc.	139,400	3,070
*Dollar Tree Stores, Inc.	101,600	2,936
*J. Jill Group, Inc.	158,100	2,779
*Coldwater Creek Inc.	118,800	2,735
*Linens `n Things, Inc.	111,200	2,678
Blockbuster Inc. Class A	330,600	2,248
*Stein Mart, Inc.	131,600	2,187
*Big 5 Sporting Goods Corp.	67,935	1,725
*Jo-Ann Stores, Inc.	58,100	1,433
*Stage Stores, Inc.	34,719	1,250
*The Dress Barn, Inc.	67,400	1,080
*Mothers Work, Inc.	73,000	945
*Charlotte Russe Holding Inc.	37,020	489
Services--Commercial (3.7%)
The Corporate Executive
Board Co.	421,645	26,838
*MPS Group, Inc.	2,440,370	25,697
*Getty Images, Inc.	392,600	23,214
*CoStar Group, Inc.	561,600	22,672
The Brink's Co.	550,500	17,671
*Navigant Consulting, Inc.	646,125	16,069
Manpower Inc.	352,875	15,968
*Labor Ready, Inc.	998,128	14,323
*Copart, Inc.	705,798	13,114
*Korn/Ferry International	700,818	12,194
Regis Corp.	281,400	12,044
*Coinstar, Inc.	427,144	11,033
*Wireless Facilities, Inc.	1,279,700	9,444
*DiamondCluster
International, Inc.	773,100	9,420
*ChoicePoint Inc.	191,834	7,986
*Harris Interactive Inc.	1,123,000	$7,636
*West Corp.	255,559	7,186
*Resources Connection, Inc.	132,300	5,554
*Heidrick & Struggles
International, Inc.	175,425	5,023
*Monster Worldwide Inc.	178,500	5,007
*Iron Mountain, Inc.	149,505	4,941
*4Kids Entertainment Inc.	262,300	4,797
*MemberWorks, Inc.	140,700	4,193
Aramark Corp. Class B	166,100	3,746
*Corrections Corp. of America REIT	94,800	3,294
*Convergys Corp.	248,100	3,228
*Teletech Holdings Inc.	291,307	2,913
Sabre Holdings Corp.	117,200	2,521
*MAXIMUS, Inc.	87,300	2,373
Gevity HR, Inc.	114,000	2,030
*Autobytel Inc.	279,400	1,945
*AMN Healthcare Services, Inc.	133,172	1,571
*Tetra Tech, Inc.	106,900	1,405
*Spherion Corp.	186,700	1,342
*Charles River Associates Inc.	28,500	1,145
*Gartner, Inc. Class B	92,087	1,069
Shoes (0.5%)
*Timberland Co.	219,100	13,453
Finish Line, Inc.	293,400	10,160
K-Swiss, Inc.	311,095	7,777
Kenneth Cole Productions, Inc.	215,551	5,712
*Skechers U.S.A., Inc.	194,318	2,145
*Deckers Outdoor Corp.	49,800	1,885
*Steven Madden, Ltd.	93,400	1,495
Textile--Apparel Manufacturing (1.0%)
*Quiksilver, Inc.	925,600	25,223
Jones Apparel Group, Inc.	491,600	17,353
Phillips-Van Heusen Corp.	524,000	11,942
*Guess?, Inc.	669,400	11,179
*Columbia Sportswear Co.	122,500	7,394
*World Co. Ltd.	238,200	6,954
*The Warnaco Group, Inc.	274,700	5,604
*Carter's, Inc.	22,600	711
Wholesale & International Trade (0.1%)
*Central European
Distribution Corp.	355,100	8,988
Wholesalers (0.2%)
*Tech Data Corp.	264,800	10,695
*United Stationers, Inc.	90,300	4,018
*Brightpoint, Inc.	91,250	1,386

		1,921,229

Explorer Fund	Shares	Market Value^ (000)

Consumer Staples (0.8%)
*Constellation Brands, Inc.
Class A	334,500	$13,122
Sanderson Farms, Inc.	362,794	11,787
*Rite Aid Corp.	2,047,500	7,617
Adolph Coors Co. Class B	108,500	7,237
*NBTY, Inc.	233,700	6,436
SuperValu Inc.	212,000	6,252
*7-Eleven, Inc.	202,200	4,260
*Wild Oats Markets Inc.	680,300	4,136
PepsiAmericas, Inc.	140,600	2,847
*Boston Beer Co., Inc. Class A	73,700	1,862
Universal Corp. (VA)	31,900	1,460
Tootsie Roll Industries, Inc.	47,483	1,440
Church & Dwight, Inc.	52,050	1,417
Winn-Dixie Stores, Inc.	246,300	847

		70,720

Financial Services (10.2%)
*Alliance Data Systems Corp.	1,198,795	50,685
Global Payments Inc.	482,755	26,436
*The First Marblehead Corp.	464,535	24,899
Avalonbay Communities,
Inc. REIT	372,300	24,374
*CheckFree Corp.	745,500	23,111
Regency Centers Corp. REIT	471,700	23,047
*Providian Financial Corp.	1,422,000	22,112
Jefferies Group, Inc.	494,400	19,840
*The Dun & Bradstreet Corp.	345,300	19,530
Legg Mason Inc.	286,875	18,277
*S1 Corp.	1,941,577	18,231
The Chicago Mercantile
Exchange	100,300	17,626
*Investment Technology
Group, Inc.	1,110,800	17,106
*Affiliated Managers Group, Inc.	301,785	16,852
City National Corp.	226,400	15,599
IndyMac Bancorp, Inc. REIT	477,000	15,388
*Euronet Worldwide, Inc.	666,200	15,269
*E*TRADE Group, Inc.	1,183,250	15,264
Ryder System, Inc.	297,200	14,890
*BISYS Group, Inc.	1,012,369	14,781
Reinsurance Group
of America, Inc.	332,700	14,333
Bank of Hawaii Corp.	263,600	12,587
Brown & Brown, Inc.	299,400	12,503
*Ocwen Financial Corp.	1,657,377	12,430
*La Quinta Corp. REIT	1,442,950	11,616
Westcorp, Inc.	285,000	11,377
Assured Guaranty Ltd.	681,000	11,182
Commerce Bancorp, Inc.	182,300	10,799
Friedman, Billings,
Ramsey Group, Inc. REIT	623,800	10,692
*Silicon Valley Bancshares	264,619	10,587
*CapitalSource Inc.	462,870	10,368
Redwood Trust, Inc. REIT	172,200	10,360
Commercial Capital
Bancorp, Inc.	447,456	10,036
East West Bancorp, Inc.	245,900	9,846
Fremont General Corp.	447,600	9,623
FactSet Research Systems Inc.	185,400	9,240
American Capital Strategies, Ltd.	276,240	8,550
Eaton Vance Corp.	182,900	7,978
Prentiss Properties Trust REIT	209,400	7,534
UCBH Holdings, Inc.	174,077	7,501
*Accredited Home Lenders
Holding Co.	205,192	7,403
Cash America International Inc.	275,000	6,958
Certegy, Inc.	193,100	6,826
*eFunds Corp.	337,900	6,653
*CB Richard Ellis Group, Inc.	253,150	6,557
Flagstar Bancorp, Inc.	308,900	6,453
John H. Harland Co.	199,600	6,433
AmerUs Group Co.	149,800	6,259
GATX Corp.	221,400	6,040
SEI Corp.	164,600	5,924
TCF Financial Corp.	182,900	5,765
Federated Investors, Inc.	193,400	5,607
*Arch Capital Group Ltd.	146,800	5,515
*WellChoice Inc.	124,985	5,219
*CompuCredit Corp.	261,000	4,967
Zenith National Insurance Corp.	119,900	4,924
*Tradestation Group Inc.	745,000	4,612
*Conseco, Inc.	273,700	4,587
Protective Life Corp.	115,400	4,535
Student Loan Corp.	29,500	4,322
*Piper Jaffray Cos., Inc.	98,600	4,312
Investors Financial
Services Corp.	105,900	4,076
Jack Henry & Associates Inc.	218,000	4,064
WFS Financial, Inc.	91,765	4,043
Arthur J. Gallagher & Co.	140,500	3,948
Equifax, Inc.	146,900	3,841
Bristol West Holdings, Inc.	218,685	3,761
Greater Bay Bancorp	116,900	3,653
*Ohio Casualty Corp.	163,000	3,403
Maguire Properties, Inc. REIT	129,400	3,384
*Nelnet, Inc.	174,100	3,379
*Signature Bank	113,125	3,334
Boston Private
Financial Holdings, Inc.	135,750	3,331
Community First
Bankshares, Inc.	101,700	3,277
*Financial Federal Corp.	87,400	3,261

	Shares	Market Value^ (000)

*Calamos Asset
Management, Inc.	164,850	$3,215
*United Rentals, Inc.	205,800	3,180
*AmeriCredit Corp.	163,300	3,168
Bank of the Ozarks, Inc.	97,700	3,154
*Kronos, Inc.	63,350	3,107
Independent Bank Corp. (MI)	113,415	3,081
*Digital Insight Corp.	194,900	3,052
The Phoenix Cos., Inc.	286,800	3,026
Waddell & Reed Financial, Inc.	140,600	2,954
Hudson United Bancorp	71,400	2,842
*Alleghany Corp.	9,800	2,831
*Sterling Financial Corp.	74,316	2,792
Impac Mortgage
Holdings, Inc. REIT	123,100	2,783
*Allmerica Financial Corp.	91,700	2,760
First BanCorp Puerto Rico	44,400	2,421
City Holding Co.	69,600	2,412
PXRE Group Ltd.	96,300	2,363
*Triad Guaranty, Inc.	43,000	2,344
Gold Banc Corp., Inc.	155,200	2,258
International Bancshares Corp.	56,192	2,079
Manufactured Home
Communities, Inc. REIT	59,100	2,038
Irwin Financial Corp.	71,000	1,770
McGrath Rent Corp.	41,700	1,623
Westamerica Bancorporation	28,300	1,618
W Holding Co., Inc.	80,000	1,599
Aspen Insurance Holdings Ltd.	61,800	1,421
*iPayment Holdings, Inc.	29,143	1,306
Hilb, Rogal and Hamilton Co.	38,700	1,227
*USI Holdings Corp.	117,563	1,142
MoneyGram International, Inc.	51,400	956
*eSPEED, Inc. Class A	87,100	858
Scottish Re Group Ltd.	37,000	833
*FelCor Lodging Trust, Inc. REIT	53,700	624
CVB Financial Corp.	24,100	598
*Interactive Data Corp.	26,400	521
First Industrial Realty Trust REIT	4,200	162

		867,203

Health Care (17.3%)
Bausch & Lomb, Inc.	803,700	48,994
Cooper Cos., Inc.	486,200	34,204
*Charles River Laboratories, Inc.	726,853	34,009
*CONMED Corp.	1,004,200	28,188
*Covance, Inc.	709,480	28,181
Mentor Corp.	759,100	26,417
*Humana Inc.	1,310,500	25,096
*Eon Labs, Inc.	998,575	24,575
*Triad Hospitals, Inc.	736,866	24,339
DENTSPLY International Inc.	462,850	24,073
*Biogen Idec Inc.	402,500	23,409
*MGI Pharma, Inc.	838,100	$22,352
*Human Genome Sciences, Inc.	2,151,000	22,134
*Henry Schein, Inc.	345,200	21,827
Arrow International, Inc.	739,028	21,110
*Beverly Enterprises, Inc.	2,300,700	19,993
*Cerner Corp.	437,188	19,739
*Protein Design Labs, Inc.	1,005,400	19,253
Manor Care, Inc.	587,000	19,218
*Andrx Group	881,000	19,065
*Advanced Medical Optics, Inc.	483,500	18,905
*Ocular Sciences, Inc.	375,600	18,348
*IDEXX Laboratories Corp.	366,898	18,286
*Salix Pharmaceuticals, Ltd.	1,128,164	18,084
*IDX Systems Corp.	510,500	17,120
*Affymetrix, Inc.	523,600	15,970
*LifePoint Hospitals, Inc.	486,300	15,766
Medicis Pharmaceutical Corp.	387,611	15,764
*Dade Behring Holdings Inc.	279,200	15,716
*Kindred Healthcare, Inc.	649,850	15,661
*Kissei Pharmaceutical Co., Ltd.	805,000	14,896
*PacifiCare Health Systems, Inc.	412,300	14,686
*Matria Healthcare, Inc.	450,600	14,068
*Amylin Pharmaceuticals, Inc.	642,900	13,694
*Community Health Systems, Inc.	502,340	13,473
*Millennium Pharmaceuticals, Inc.	1,033,200	13,411
*Techne Corp.	370,393	13,342
*Watson Pharmaceuticals, Inc.	475,000	13,314
*Pharmion Corp.	287,695	13,220
*Zymogenetics, Inc.	658,200	12,433
*Renal Care Group, Inc.	390,875	12,336
*Cytyc Corp.	471,903	12,312
*Sybron Dental Specialties, Inc.	367,775	11,978
*Coventry Health Care Inc.	285,600	11,681
PolyMedica Corp.	332,400	11,634
*Pharmaceutical Product
Development, Inc.	267,796	11,309
*Telik, Inc.	603,886	11,142
*Martek Biosciences Corp.	235,900	11,101
*Chattem, Inc.	327,390	10,954
*Stericycle, Inc.	240,199	10,888
*Cephalon, Inc.	225,200	10,735
*Respironics, Inc.	209,653	10,711
*First Horizon
Pharmaceutical Corp.	434,788	10,687
*Chiron Corp.	320,000	10,374
*United Surgical Partners
International, Inc.	289,500	10,135
Invacare Corp.	215,901	9,970
IMS Health, Inc.	457,200	9,684
*Bruker BioSciences Corp.	2,776,200	9,578
Beckman Coulter, Inc.	158,335	9,421
*DaVita, Inc.	305,174	9,039

Explorer Fund	Shares	Market Value^ (000)

*Pediatrix Medical Group, Inc.	156,100	$8,781
*CV Therapeutics, Inc.	491,300	8,219
*Impax Laboratories, Inc.	554,965	8,191
*Serologicals Corp.	342,275	8,095
*NeighborCare Inc.	314,600	8,063
*AMERIGROUP Corp.	133,200	7,992
*Gen-Probe Inc.	223,400	7,828
*ResMed Inc.	158,500	7,450
*Lincare Holdings, Inc.	200,700	7,378
*Immucor Inc.	238,150	7,347
*Sepracor Inc.	159,700	7,335
*VCA Antech, Inc.	322,600	7,233
*Intuitive Surgical, Inc.	246,404	7,190
*Connetics Corp.	265,683	7,142
Hogy Medical Co., Ltd.	173,900	7,107
*Nektar Therapeutics	492,700	7,100
*American Medical
Systems Holdings, Inc.	190,700	7,075
*Alkermes, Inc.	563,800	6,974
*Kinetic Concepts, Inc.	137,775	6,865
*Abgenix, Inc.	750,400	6,836
Perrigo Co.	366,600	6,665
*Transkaryotic Therapies, Inc.	378,000	6,543
*ICOS Corp.	288,200	6,490
*STERIS Corp.	312,400	6,476
Universal Health Services
Class B	153,700	6,388
*eResearch Technology, Inc.	539,150	6,303
*United Therapeutics Corp.	198,403	6,202
*The Medicines Co.	232,600	6,196
*Vertex Pharmaceuticals, Inc.	564,400	6,141
*Kensey Nash Corp.	213,547	6,107
*First Health Group Corp.	381,200	6,069
*Apria Healthcare Group Inc.	217,300	5,945
*Endo Pharmaceuticals
Holdings, Inc.	269,200	5,869
*Medarex, Inc.	744,000	5,662
*Wellcare Group Inc.	242,625	5,556
*Kos Pharmaceuticals, Inc.	154,101	5,501
*NPS Pharmaceuticals Inc.	314,500	5,372
*PSS World Medical, Inc.	475,978	5,362
*Neurocrine Biosciences, Inc.	110,356	5,137
*Shire Pharmaceuticals
Group PLC ADR	180,300	5,121
*Enzon Pharmaceuticals, Inc.	312,400	5,052
Select Medical Corp.	282,400	4,854
*Biosite Inc.	95,400	4,657
*Sierra Health Services, Inc.	96,100	4,586
*Cell Genesys, Inc.	683,600	4,484
*PAR Pharmaceutical Cos. Inc.	112,400	4,434
*Patterson Cos	115,600	4,335
*Tanox, Inc.	273,608	4,296
*OSI Pharmaceuticals, Inc.	65,076	4,229
*American Healthways Inc.	137,400	4,147
*Edwards Lifesciences Corp.	120,800	4,129
*Invitrogen Corp.	68,500	3,966
*Per-Se Technologies, Inc.	269,456	3,931
*VISX Inc.	235,500	3,928
*Digene Corp.	152,137	3,826
*Kyphon Inc.	149,080	3,745
Diagnostic Products Corp.	83,500	3,687
*Align Technology, Inc.	341,884	3,547
*King Pharmaceuticals, Inc.	322,300	3,516
*HealthSouth Corp.	612,800	3,374
*AmSurg Corp.	143,563	3,358
*DJ Orthopedics Inc.	194,848	3,322
*LabOne, Inc.	110,499	3,315
*ArthroCare Corp.	104,100	3,207
*Centene Corp.	67,500	3,202
*Merit Medical Systems, Inc.	306,190	3,169
*Accredo Health, Inc.	137,500	3,167
*ImmunoGen, Inc.	592,000	3,144
*Possis Medical Inc.	274,600	3,043
*Ligand Pharmaceuticals Inc.
Class B	323,898	2,888
*Priority Healthcare Corp.
Class B	157,100	2,837
*Noven Pharmaceuticals, Inc.	121,500	2,740
*Bio-Rad Laboratories, Inc.
Class A	52,600	2,736
*Laserscope	94,300	2,552
*Onyx Pharmaceuticals, Inc.	84,500	2,371
*Amedisys Inc.	76,200	2,304
*ILEX Oncology, Inc.	90,742	2,291
*Haemonetics Corp.	64,900	2,132
*Advanced Neuromodulation
Systems, Inc.	63,400	2,018
*Province Healthcare Co.	90,600	1,942
*Atrix Laboratories, Inc.	61,693	1,911
*Regeneron Pharmaceuticals, Inc.	261,900	1,904
*Bradley Pharmaceuticals, Inc.	113,100	1,873
*SciClone Pharmaceuticals, Inc.	371,300	1,689
*Applera Corp.-Celera
Genomics Group	123,600	1,585
*WebMD Corp.	200,000	1,512
*K-V Pharmaceutical Co. Class A	73,850	1,471
*Molina Healthcare Inc.	38,800	1,429
Vital Signs, Inc.	38,186	1,322
*INAMED Corp.	24,300	1,292
*Gentiva Health Services, Inc.	67,253	1,141
*Genesis Healthcare Corp.	37,164	1,140
*RehabCare Group, Inc.	46,200	1,061
*Hanger Orthopedic Group, Inc.	164,300	1,060
*Molecular Devices Corp.	43,194	865

	Shares	Market Value^ (000)

*Immunomedics Inc.	296,400	$845
*Odyssey Healthcare, Inc.	104,550	807
*Hologic, Inc.	36,600	735
*Dendreon Corp.	69,662	720
Valeant Pharmaceuticals
International	29,800	715
*OraSure Technologies, Inc.	93,200	629
*Sunrise Senior Living, Inc.	16,300	621
*CorVel Corp.	19,000	497
*Conceptus, Inc.	51,500	441
*Albany Molecular Research, Inc.	40,746	351
*Alliance Imaging, Inc.	43,700	325

		1,463,710

Integrated Oils (0.1%)
*KCS Energy, Inc.	415,700	5,658
Other Energy (5.6%)
*Cal Dive International, Inc.	935,100	33,112
St. Mary Land & Exploration Co.	610,599	24,076
CARBO Ceramics Inc.	325,800	23,539
*Denbury Resources, Inc.	820,200	20,341
*Grey Wolf, Inc.	3,865,600	20,024
*Newfield Exploration Co.	338,000	19,672
*National-Oilwell, Inc.	562,455	18,960
IHC Caland NV	326,747	18,658
Patterson-UTI Energy, Inc.	934,600	17,972
*TETRA Technologies, Inc.	542,800	16,251
Sunoco, Inc.	207,600	15,437
Peabody Energy Corp.	221,600	14,134
*Unit Corp.	370,200	13,731
*Spinnaker Exploration Co.	371,000	11,842
*Ultra Petroleum Corp.	240,200	11,674
*Premcor, Inc.	296,400	11,571
Pioneer Natural Resources Co.	316,160	10,244
CONSOL Energy, Inc.	278,900	9,873
*Magnum Hunter Resources Inc.	803,900	9,727
*Comstock Resources, Inc.	436,200	9,596
Arch Coal, Inc.	283,300	9,213
*FMC Technologies Inc.	302,100	9,132
*Core Laboratories NV	327,200	8,115
Patina Oil & Gas Corp.	278,224	7,957
Chesapeake Energy Corp.	489,800	7,876
*Superior Energy Services, Inc.	546,900	7,050
*Key Energy Services, Inc.	602,200	6,925
Noble Energy, Inc.	119,300	6,919
*Newpark Resources, Inc.	1,224,200	6,647
Vintage Petroleum, Inc.	288,500	6,059
*Energy Partners, Ltd.	325,958	5,724
*Encore Acquisition Co.	151,889	4,959
Cabot Oil & Gas Corp.	115,600	4,891
*Harvest Natural Resources, Inc.	317,400	4,799
*Cooper Cameron Corp.	87,000	4,206
*Swift Energy Co.	170,700	$4,139
ENSCO International, Inc.	131,700	4,023
Pogo Producing Co.	87,700	4,021
*Stone Energy Corp.	90,200	3,714
*Grant Prideco, Inc.	178,800	3,676
*Plains Exploration
& Production Co.	142,300	3,558
*Capstone Turbine Corp.	1,849,176	3,273
*Varco International, Inc.	111,600	3,089
Frontier Oil Corp.	122,913	3,021
*Hydrill Co.	50,300	2,213
Penn Virginia Corp.	51,700	1,861
*FuelCell Energy, Inc.	141,500	1,745
*Tesoro Petroleum Corp.	53,500	1,620
*Remington Oil & Gas Corp.	61,900	1,575
*Atwood Oceanics, Inc.	30,200	1,448
Equitable Resources, Inc.	17,500	968
*Cimarex Energy Co.	19,900	714
Helmerich & Payne, Inc.	15,500	443

		476,007

Materials & Processing (5.1%)
*Maverick Tube Corp.	907,900	23,941
Hughes Supply, Inc.	704,600	20,018
Steel Dynamics, Inc.	592,100	19,658
*Pactiv Corp.	823,100	19,499
Watsco, Inc.	605,600	17,235
*Dycom Industries, Inc.	449,800	14,686
*Ceradyne, Inc.	318,899	13,678
The St. Joe Co.	262,200	13,346
Minerals Technologies, Inc.	220,600	13,258
Cytec Industries, Inc.	280,800	13,060
Fluor Corp.	279,600	12,985
*Central Glass Co., Ltd.	1,883,000	12,661
Temple-Inland Inc.	195,000	11,528
Louisiana-Pacific Corp.	467,100	11,449
Precision Castparts Corp.	184,900	11,094
*AK Steel Corp.	1,064,200	10,142
Cameco Corp.	122,900	9,953
*Armor Holdings, Inc.	261,900	9,696
Chicago Bridge & Iron Co. N.V	306,000	9,471
*Rogers Corp.	195,453	8,389
Georgia Gulf Corp.	167,300	7,574
*Owens-Illinois, Inc.	408,500	7,570
*URS Corp.	271,000	7,480
Corn Products International, Inc.	148,400	7,301
*Crown Holdings, Inc.	619,900	7,036
Ball Corp.	163,600	6,519
Reliance Steel & Aluminum Co.	187,130	6,422
Commercial Metals Co.	165,000	5,965
*Cleveland-Cliffs Inc.	79,800	5,817
*Jacobs Engineering Group Inc.	141,600	5,767
*Mobile Mini, Inc.	187,206	5,309

Explorer Fund	Shares	Market Value^ (000)

Allegheny Technologies Inc.	288,700	$4,853
*NCI Building Systems, Inc.	148,400	4,771
Brookfield Homes Corp.	179,800	4,657
*Century Aluminum Co.	198,335	4,590
*OM Group, Inc.	133,400	4,401
Carpenter Technology Corp.	88,600	4,205
*GrafTech International Ltd.	449,550	4,163
*Scotts Co.	64,700	4,155
*Lone Star Technologies, Inc.	143,800	3,796
*Stillwater Mining Co.	290,800	3,594
MacDermid, Inc.	109,200	3,446
*DHB Industries, Inc.	223,900	3,094
York International Corp.	79,900	2,544
Southern Peru Copper Corp.	56,100	2,422
*FMC Corp.	53,300	2,337
Worthington Industries, Inc.	112,700	2,237
*Encore Wire Corp.	177,657	2,187
Texas Industries, Inc.	42,900	2,185
Florida Rock Industries, Inc.	41,876	2,163
Silgan Holdings, Inc.	43,775	2,077
Forest City Enterprise Class A	32,900	1,808
Mueller Industries Inc.	67,000	1,786
Potlatch Corp.	37,100	1,747
*Cabot Microelectronics Corp.	42,900	1,546
Simpson Manufacturing Co.	23,300	1,498
*Graphic Packaging Corp.	165,600	1,136
*Tejon Ranch Co.	28,800	1,034
*Avatar Holding, Inc.	8,116	355
Apogee Enterprises, Inc.	26,484	339
Penn Engineering &
Manufacturing Corp.	13,500	242
Bemis Co., Inc.	3,900	103

		427,978

Producer Durables (7.7%)
Garmin Ltd.	673,300	33,665
Plantronics, Inc.	624,000	27,144
Donaldson Co., Inc.	830,800	24,675
*United Defense Industries Inc.	442,300	17,754
*Mettler-Toledo International Inc.	366,899	17,574
*LAM Research Corp.	632,450	16,463
*MKS Instruments, Inc.	982,000	15,535
*Moog Inc.	405,750	15,228
*AGCO Corp.	761,100	14,781
Kennametal, Inc.	309,900	14,420
Joy Global Inc.	425,800	14,388
*Hovnanian Enterprises Inc.
Class A	375,200	14,085
*Meritage Corp.	157,300	13,953
Ryland Group, Inc.	137,000	13,068
*NVR, Inc.	20,800	13,042
MDC Holdings, Inc.	167,530	12,858
*Headwaters Inc.	405,000	12,758
*Esterline Technologies Corp.	397,300	12,555
Engineered Support
Systems, Inc.	261,200	12,548
*Photronics Inc.	683,969	12,004
Pentair, Inc.	318,400	11,902
*Varian Semiconductor
Equipment Associates, Inc.	335,450	11,610
*Toll Brothers, Inc.	247,500	11,472
*Rayovac Corp.	456,700	11,376
*Polycom, Inc.	470,800	9,722
Lindsay Manufacturing Co.	402,150	9,483
*Applied Films Corp.	406,600	9,429
Cummins Inc.	131,700	9,230
*DuPont Photomasks, Inc.	346,600	9,088
Tektronix, Inc.	278,300	8,441
*Arris Group Inc.	1,718,875	7,993
*American Tower Corp. Class A	434,000	7,460
*Dionex Corp.	124,700	6,983
*Axcelis Technologies, Inc.	795,885	6,845
*Metrologic Instruments, Inc.	363,200	6,774
Graco, Inc.	195,785	6,735
Briggs & Stratton Corp.	93,700	6,729
Helix Technology Corp.	402,057	5,645
*Zygo Corp.	540,200	5,497
*Imagistics International Inc.	159,299	5,483
Lincoln Electric Holdings, Inc.	162,500	5,424
*Crown Castle International Corp.	343,600	5,261
*Orbital Sciences Corp.	506,600	5,243
*Palm Harbor Homes, Inc.	335,100	5,023
*BE Aerospace, Inc.	575,220	4,935
*Andrew Corp.	352,900	4,934
Beazer Homes USA, Inc.	44,300	4,863
United Industrial Corp.	150,200	4,806
*LTX Corp.	701,000	4,557
CTS Corp.	342,500	4,524
Standard Pacific Corp.	78,800	4,425
*Paxar Corp.	199,200	4,392
Molex, Inc.	142,600	4,217
*Alliant Techsystems, Inc.	69,700	4,007
Herman Miller, Inc.	173,300	4,003
*Ultratech, Inc.	231,499	3,940
*Brooks Automation, Inc.	253,500	3,772
*Actuant Corp.	94,700	3,757
*Electro Scientific Industries, Inc.	216,932	3,679
*Photon Dynamics, Inc.	188,826	3,456
*Littelfuse, Inc.	104,400	3,406
*Mattson Technology, Inc.	390,600	3,277
Ametek, Inc.	93,400	3,075
Roper Industries Inc.	46,700	2,880
*William Lyon Homes, Inc.	40,900	2,820
*Champion Enterprises, Inc.	256,150	2,790
*Mykrolis Corp.	261,900	2,753

	Shares	Market Value^ (000)

*Rudolph Technologies, Inc.	180,000	$2,714
Applied Signal Technology, Inc.	89,100	2,699
HNI Corp.	66,800	2,699
Mine Safety Appliances Co.	66,700	2,516
Cohu, Inc.	150,086	2,353
Curtiss-Wright Corp.	41,000	2,288
*Teradyne, Inc.	137,500	2,277
*General Cable Corp.	178,200	2,192
Keithley Instruments Inc.	123,400	2,158
*Kulicke & Soffa Industries, Inc.	302,100	2,157
*Novellus Systems, Inc.	79,000	2,047
The Manitowoc Co., Inc.	57,200	2,019
Cognex Corp.	73,600	1,884
*Taser International Inc.	44,300	1,812
The Middleby Corp.	35,100	1,721
*Astec Industries, Inc.	111,649	1,618
*C-COR Inc.	213,200	1,603
*Veeco Instruments, Inc.	76,100	1,487
C & D Technologies, Inc.	80,900	1,448
*Cymer, Inc.	48,700	1,389
*Semitool, Inc.	161,000	1,245
Levitt Corp. Class A	50,800	1,212
*ESCO Technologies Inc.	13,700	956
*Technitrol, Inc.	53,000	865
*Entegris Inc.	64,700	599

		652,572

Technology (16.7%)
Acxiom Corp.	1,669,500	41,738
*CACI International, Inc.	500,100	30,491
*Cognizant Technology
Solutions Corp.	889,807	30,253
Autodesk, Inc.	533,100	28,121
*Hyperion Solutions Corp.	696,561	27,953
*Red Hat, Inc.	2,113,700	27,140
*Sapient Corp.	3,337,325	26,865
*TIBCO Software Inc.	2,693,225	26,178
*Brocade Communications
Systems, Inc.	3,463,100	23,514
*Hutchinson Technology, Inc.	667,800	22,445
*Ingram Micro, Inc. Class A	1,203,690	20,764
*Digitas Inc.	2,281,575	20,534
*Foundry Networks, Inc.	1,678,100	20,355
*Cree, Inc.	584,200	20,161
*Openwave Systems Inc.	1,669,667	19,652
Symbol Technologies, Inc.	1,321,700	19,416
*Akamai Technologies, Inc.	1,383,638	19,163
*WebEx Communications, Inc.	854,200	18,792
*NCR Corp.	309,400	17,435
PerkinElmer, Inc.	830,500	17,058
*Avid Technology, Inc.	316,093	16,747
*FormFactor Inc.	711,300	16,680
*Western Digital Corp.	1,981,000	16,502
*ON Semiconductor Corp.	4,442,897	15,994
*OmniVision Technologies, Inc.	978,900	15,565
*Comverse Technology, Inc.	747,560	15,430
*Avnet, Inc.	856,299	14,523
*SeaChange International, Inc.	825,897	14,073
*Tessera Technologies, Inc.	502,945	14,047
*Amphenol Corp.	407,340	13,984
*Digital River, Inc.	416,800	13,879
Harris Corp.	224,900	13,838
*Solectron Corp.	2,633,285	13,746
*Skyworks Solutions, Inc.	1,487,195	13,221
*F5 Networks, Inc.	330,772	13,214
*RSA Security Inc.	616,900	12,622
*Ditech Communications Corp.	547,381	12,557
*Trimble Navigation Ltd.	436,800	12,532
*FLIR Systems, Inc.	233,200	12,409
*Websense, Inc.	302,425	12,269
*PalmOne, Inc.	423,200	12,260
*Microsemi Corp.	784,837	12,196
ADTRAN Inc.	534,300	11,541
*Extreme Networks, Inc.	1,953,900	11,430
*MICROS Systems, Inc.	192,900	11,404
*Agere Systems Inc. Class A	9,147,600	11,069
*Cadence Design Systems, Inc.	770,000	9,579
*Silicon Storage Technology, Inc.	1,275,109	9,500
*Epicor Software Corp.	617,176	9,486
*Integrated Device
Technology Inc.	795,524	9,403
Intersil Corp.	573,500	9,360
SS&C Technologies, Inc.	395,000	9,338
*International Rectifier Corp.	232,900	9,258
*Wind River Systems Inc.	689,100	9,227
*Anteon International Corp.	233,900	9,192
*SpectraSite, Inc.	178,800	9,172
*Maxtor Corp.	3,091,000	9,149
*ScanSource, Inc.	147,100	9,110
*Agile Software Corp.	979,100	8,362
*j2 Global Communications, Inc.	275,100	8,294
*Ulticom, Inc.	481,300	8,274
*Novatel Wireless, Inc.	381,050	7,907
*Benchmark Electronics, Inc.	231,400	7,861
*Open Text Corp.	465,000	7,812
*Power Integrations, Inc.	365,000	7,811
*Parametric Technology Corp.	1,484,668	7,705
Reynolds & Reynolds Class A	311,000	7,654
*Silicon Laboratories Inc.	255,000	7,642
Applera Corp.-Applied
Biosystems Group	400,000	7,632
*Semtech Corp.	365,000	7,621
*Cray Inc.	2,238,900	7,489
*The TriZetto Group, Inc.	1,090,400	7,415
*Atheros Communications	600,000	7,200

Explorer Fund	Shares	Market Value^ (000)

*Aeroflex, Inc.	646,463	$7,176
*PMC Sierra Inc.	678,200	6,958
*ANSYS, Inc.	251,632	6,945
*Cypress Semiconductor Corp.	656,625	6,914
*Avocent Corp.	193,667	6,895
*Transaction Systems
Architects, Inc.	415,200	6,807
*Perot Systems Corp.	400,366	6,418
*Ariba, Inc.	409,925	6,292
*Macromedia, Inc.	226,700	6,153
*Kanbay International Inc.	257,300	6,147
*Tellabs, Inc.	759,800	6,078
*Concur Technologies, Inc.	575,000	5,983
*Exar Corp.	386,600	5,807
*McDATA Corp. Class A	923,500	5,800
*InterVoice, Inc.	460,300	5,699
*Keane, Inc.	350,500	5,541
*SafeNet, Inc.	178,795	5,476
*Universal Display Corp.	551,300	5,419
*Macrovision Corp.	200,100	5,411
*Komag, Inc.	317,728	5,393
*MEMC Electronic Materials, Inc.	565,926	5,320
Black Box Corp.	134,948	5,301
*Manhattan Associates, Inc.	257,400	5,295
*Arrow Electronics, Inc.	218,100	5,226
*SigmaTel Inc.	172,850	5,099
*Quest Software, Inc.	342,975	5,031
*Silicon Image, Inc.	367,190	5,031
*Ascential Software Corp.	352,727	4,970
*RF Micro Devices, Inc.	757,600	4,932
*@ Road, Inc.	771,500	4,860
*Atmel Corp.	1,482,000	4,713
*National Semiconductor Corp.	280,000	4,676
*UNOVA, Inc.	303,600	4,660
*Cirrus Logic, Inc.	910,285	4,597
*TTM Technologies, Inc.	487,700	4,567
*Synaptics Inc.	138,000	4,366
*MicroStrategy Inc.	72,168	4,329
*Aspect Communications Corp.	449,600	4,278
*Pixelworks, Inc.	375,209	4,236
*Sycamore Networks, Inc.	1,099,300	4,034
*Progress Software Corp.	198,370	3,940
*McAfee Inc.	155,870	3,772
*DSP Group Inc.	189,600	3,760
*Dot Hill Systems Corp.	599,169	3,745
*Gartner, Inc. Class A	303,500	3,612
*Tyler Technologies, Inc.	395,400	3,448
*Standard Microsystem Corp.	155,700	3,429
*Stratex Networks, Inc.	1,850,600	3,359
*Coherent, Inc.	138,200	3,335
*ManTech International Corp.	150,900	3,262
*ESS Technology, Inc.	479,778	3,138
*Westell Technologies, Inc.	547,099	3,069
*SERENA Software, Inc.	169,100	3,000
*Net2Phone, Inc.	851,000	2,953
*CommScope, Inc.	163,500	2,945
*Dendrite International, Inc.	199,500	2,923
Scientific-Atlanta, Inc.	105,730	2,896
*Anaren, Inc.	230,700	2,825
Microchip Technology, Inc.	91,205	2,759
*The Titan Corp.	174,000	2,582
*Cognos Inc.	63,400	2,505
*Electronics for Imaging, Inc.	136,300	2,459
*MSC Software Corp.	281,600	2,447
*Micrel, Inc.	216,000	2,426
*Intergraph Corp.	96,016	2,394
*ViaSat, Inc.	123,700	2,337
*Zebra Technologies Corp.
Class A	43,872	2,325
*BMC Software, Inc.	122,050	2,309
*QLogic Corp.	69,235	2,250
*Sanmina-SCI Corp.	281,310	2,250
*Marvell Technology Group Ltd.	75,940	2,170
*Mobility Electronics, Inc.	306,300	2,150
*Interwoven Inc.	230,000	2,086
*Jabil Circuit, Inc.	85,480	2,078
*Catapult Communications Corp.	82,200	2,019
*Daktronics, Inc.	80,948	1,998
*Varian, Inc.	53,700	1,959
*Lawson Software Inc.	324,400	1,856
BEI Technologies, Inc.	60,272	1,802
*Internet Security Systems, Inc.	78,100	1,699
Park Electrochemical Corp.	80,700	1,696
*Applied Micro Circuits Corp.	440,000	1,602
*SPSS, Inc.	117,200	1,583
*Herley Industries Inc.	81,700	1,436
*Verity, Inc.	108,100	1,397
Inter-Tel, Inc.	51,100	1,380
*Emulex Corp.	120,433	1,266
*eCollege.com Inc.	131,700	1,208
*Pegasystems Inc.	161,399	1,197
*Fairchild Semiconductor
International, Inc.	74,185	1,066
*MRO Software Inc.	94,800	1,033
*Excel Technology, Inc.	40,400	1,019
QAD Inc.	133,417	1,019
*Integrated Circuit Systems, Inc.	44,200	997
*Siliconix, Inc.	23,107	957
*Rambus Inc.	52,800	907
Bel Fuse, Inc. Class B	23,200	778
*Mentor Graphics Corp.	64,400	750
*Blue Coat Systems, Inc.	23,900	416
Anixter International Inc.	8,600	332

		1,409,356

	Shares	Market Value^ (000)

Utilities (2.1%)
*Nextel Partners, Inc.	3,464,800	$58,347
*Western Wireless Corp.
Class A	618,400	18,020
*Philippine Long Distance
Telephone Co. ADR	578,800	14,528
*General Communication, Inc.	1,311,100	12,010
Western Gas Resources, Inc.	402,600	11,792
*Southwestern Energy Co.	186,101	8,549
*NII Holdings Inc.	190,600	8,438
Energen Corp.	143,400	7,712
*PTEK Holdings, Inc.	630,941	6,284
*Commonwealth Telephone
Enterprises, Inc.	119,639	5,459
*Mediacom Communications
Corp	736,344	4,823
*Arch Wireless, Inc.	107,200	3,065
DPL Inc.	138,800	2,998
*Intrado Inc.	170,536	2,309
*Boston Communications
Group, Inc.	216,181	1,967
*Primus Telecommunications
Group, Inc.	963,600	1,840
*IDT Corp. Class B	119,300	1,649
*Alamosa Holdings, Inc.	160,700	1,613
*UnitedGlobalCom Inc. Class A	190,000	1,421
*IDT Corp.	55,200	725

		173,549

Other (0.6%)
Brunswick Corp.	801,000	37,583
SPX Corp.	176,400	6,765
Lancaster Colony Corp.	92,900	3,993
*McDermott International, Inc.	214,400	2,927
Walter Industries, Inc.	157,053	2,671

		53,939

TOTAL COMMON STOCKS
(Cost $6,758,014)		7,829,006

TEMPORARY INVESTMENTS (10.3%)(1)

Exchange-Traded Funds (1.7%)
Vanguard Index Participation
Equity Receipts--
* Small-Cap	2,209,700	112,142
* Small-Cap Growth	645,800	31,231

		143,373

Money Market Fund (7.8%)
Vanguard Market Liquidity
Fund, 1.77%**	425,877,771	425,878
Vanguard Market Liquidity
Fund, 1.77%**--Note G	230,442,450	230,442

		656,320

U.S. Government Obligations (0.3%)
U.S. Treasury Bill
(3)1.72%-1.74%, 1/27/2005	$21,000	$20,905
(3)1.89%, 3/24/2005	3,250	3,224

		24,129

Repurchase Agreement (0.5%)
Deutsche Bank Securities Inc.
1.86%, 11/1/2004
(Dated 10/29/2004,
Repurchase Value $46,807,000,
collateralized by Federal Home
Loan Mortgage Corp. Discount Note,
4/12/2005, Federal National
Mortgage Assn., 6.375%,
6/15/2009)	46,800	46,800

TOTAL TEMPORARY INVESTMENTS
(Cost $866,591)		870,622

TOTAL INVESTMENTS (102.8%)
(Cost $7,624,605)		8,699,628

OTHER ASSETS AND LIABILITIES (-2.8%)

Other Assets--Note C		151,146
Security Lending Collateral
Payable to Brokers--Note G		(230,442)
Other Liabilities		(157,781)

		(237,077)

NET ASSETS (100%)		$8,462,551

oSee Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 96.6% and 6.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $6,570,000. See Note I in Notes to Financial Statements.
(3)Securities with an aggregate value of $24,129,000 and cash of $2,134,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

Explorer Fund	Amount (000)
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$7,389,326
Accumulated Net Investment Losses	(9,013)
Accumulated Net Realized Gains	5,294
Unrealized Appreciation
Investment Securities	1,075,023
Futures Contracts	1,921

NET ASSETS	$8,462,551

Investor Shares--Net Assets
Applicable to 108,960,934 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$7,301,556

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$67.01

Admiral Shares--Net Assets
Applicable to 18,614,700 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,160,995

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$62.37

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Explorer Fund Year Ended October 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends*	$25,830
Interest	6,573
Security Lending	1,541

Total Income	33,944

Expenses
Investment Advisory Fees--Note B
Basic Fee	12,632
Performance Adjustment	1,225
The Vanguard Group--Note C
Management and Administrative
Investor Shares	24,339
Admiral Shares	2,185
Marketing and Distribution
Investor Shares	929
Admiral Shares	164
Custodian Fees	131
Auditing Fees	19
Shareholders' Reports
Investor Shares	164
Admiral Shares	--
Trustees' Fees and Expenses	9

Total Expenses	41,797
Expenses Paid Indirectly--Note D	(1,065)

Net Expenses	40,732

NET INVESTMENT INCOME (LOSS)	(6,788)

REALIZED NET GAIN (LOSS)

Investment Securities Sold*	574,980
Futures Contracts	32,919

REALIZED NET GAIN (LOSS)	607,899

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(201,625)
Futures Contracts	(7,760)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(209,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,726

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $11,772,000, respectively. See Note I in Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Explorer Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	$(6,788)	$(2,980)
Realized Net Gain (Loss)	607,899	(24,048)
Change in Unrealized Appreciation (Depreciation)	(209,385)	1,711,432

Net Increase (Decrease) in Net Assets Resulting from Operations	391,726	1,684,404

Distributions
Net Investment Income
Investor Shares	--	(389)
Admiral Shares	--	(309)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	--	(698)

Capital Share Transactions--Note H
Investor Shares	1,288,479	717,013
Admiral Shares	399,501	257,582

Net Increase (Decrease) from Capital Share Transactions	1,687,980	974,595

Total Increase (Decrease)	2,079,706	2,658,301

Net Assets
Beginning of Period	6,382,845	3,724,544

End of Period	$8,462,551	$6,382,845

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Explorer Fund Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$63.17	$44.60	$51.91	$77.28	$61.49

Investment Operations
Net Investment Income (Loss)	(.05)	(.012)	(.005)	.15	.25
Net Realized and Unrealized Gain (Loss) on Investments	3.89	18.587	(7.200)	(11.36)	23.80

Total from Investment Operations	3.84	18.575	(7.205)	(11.21)	24.05

Distributions
Dividends from Net Investment Income	--	(.005)	(.105)	(.25)	(.23)
Distributions from Realized Capital Gains	--	--	--	(13.91)	(8.03)

Total Distributions	--	(.005)	(.105)	(14.16)	(8.26)

Net Asset Value, End of Period	$67.01	$63.17	$44.60	$51.91	$77.28

Total Return	6.08%	41.65%	-13.93%	-16.22%	42.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,302	$5,662	$3,432	$3,996	$4,566
Ratio of Total Expenses to Average Net Assets*	0.57%	0.72%	0.70%	0.72%	0.71%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11%)	(0.08%)	(0.01%)	0.24%	0.36%
Portfolio Turnover Rate	82%	77%	69%	77%	123%

*Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.07%, 0.07%, 0.06%, and 0.05%.

FINANCIAL HIGHLIGHTS (CONTINUED)

Explorer Fund Admiral Shares

	Year Ended October 31,		Nov.12, 2001* to Oct. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002

Net Asset Value, Beginning of Period	$58.71	$41.43	$50.00

Investment Operations
Net Investment Income (Loss)	.04	.064	.035
Net Realized and Unrealized Gain (Loss) on Investments	3.62	17.259	(8.498)

Total from Investment Operations	3.66	17.323	(8.463)

Distributions
Dividends from Net Investment Income	--	(.043)	(.107)
Distributions from Realized Capital Gains	--	--	--

Total Distributions	--	(.043)	(.107)

Net Asset Value, End of Period	$62.37	$58.71	$41.43

Total Return	6.23%	41.85%	-16.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,161	$721	$293
Ratio of Total Expenses to Average Net Assets**	0.43%	0.57%	0.61%+
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	0.05%	0.13%+
Portfolio Turnover Rate	82%	77%	69%

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.07%, and 0.07%.
†Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Granahan Investment Management, Inc., Wellington Management Company, LLP, and Chartwell Investment Partners each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to January 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning January 31, 2003. The benchmark change will be fully phased in by January 2006.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $537,000 for the year ended October 31, 2004.

For the year ended October 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before an increase of $1,225,000 (0.02%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $1,152,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2004, these arrangements reduced the fund’s expenses by $1,065,000 (an annual rate of 0.01% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the fund had a net operating loss of $3,694,000 for the year ended October 31, 2004; this amount has been reclassified from accumulated net investment losses to paid-in capital.

The fund used a capital loss carryforward of $591,350,000 to offset taxable capital gains realized during the year ended October 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2004, the fund had $8,680,000 of long-term capital gains available for distribution.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,075,023,000, consisting of unrealized gains of $1,549,384,000 on securities that had risen in value since their purchase and $474,361,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Russell 2000 Index	419	$122,453	$1,263
S&P MidCap 400 Index	138	41,593	688
E-mini Russell 2000 Index	361	21,100	3
E-mini S&P MidCap 400 Index	306	18,446	(33)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended October 31, 2004, the fund purchased $7,526,309,000 of investment securities and sold $5,777,288,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at October 31, 2004, was $219,697,000, for which the fund held cash collateral of $230,442,000.

H.     Capital share transactions for each class of shares were:

	Year Ended October 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$2,451,079	36,994	$1,492,083	28,092
Issued in Lieu of Cash Distributions	--	--	380	8
Redeemed	(1,162,600)	(17,671)	(775,450)	(15,403)

Net Increase (Decrease)--Investor Shares	1,288,479	19,323	717,013	12,697

Admiral Shares
Issued	760,028	12,207	374,098	7,567
Issued in Lieu of Cash Distributions	--	--	287	7
Redeemed	(360,527)	(5,868)	(116,803)	(2,363)

Net Increase (Decrease)--Admiral Shares	399,501	6,339	257,582	5,211

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

I.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period ended October 31, 2004, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2003 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Oct. 31, 2004 Market Value

Hollywood Media Corp.	$2,784	$2,280	$609	--	$6,570
LodgeNet Entertainment Corp.	16,175	1,435	3,166	--	n/a*
Matria Healthcare, Inc.	11,997	1,210	7,356	--	n/a*
Vans, Inc.	11,615	2,846	23,283	--	--

	$42,571			--	$6,570

*At October 31, 2004, the security is still held but the issuer is no longer an affiliated company of the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

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1-800-662-7447

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(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q240 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $18,600
Fiscal Year Ended October 31, 2003: $16,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.